MARKETABLE SECURITIES	9 Months Ended
Sep. 30, 2014
Investments, Debt and Equity Securities [Abstract]
Cash, Cash Equivalents, and Marketable Securities [Text Block]
3. MARKETABLE SECURITIES

Marketable securities are classified as available-for-sale securities and are recorded at fair market value. Unrealized gains and losses are recorded as other comprehensive income in shareholder’s equity, net of income tax effects.

For the period ended September 30, 2013 and 2014, marketable securities amounted respectively to $401,000 and $52,495,000.

As of September 30, 2014, the unrealized gains or losses amounted to $150,000.

	Comparison Sept 30, 2013 vs Sept 30, 2014
					Unrealized Gains
(in thousands of U.S dollars)	Fair value		Value at cost		(Losses)
	2013	2014	2013	2014	2013	2014
Credit Agricole securities	401	14,017	401	14,017	-	-
Morgan Stanley securities	-	38,478	-	38,328	-	(150)
Total	401	52,495	401	52,345	-	(150)